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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): November 20, 1998

               CWABS,  INC.,  (as  depositor  under  the  Pooling  and
          Servicing Agreement, dated as of November 1, 1998, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 1998-3).

                              CWABS, INC.
           -------------------------------------------------
        (Exact name of registrant as specified in its charter)

          Delaware                     333-60823                95-4596514
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
----------------------------          -----------           -------------------
      of Incorporation)               File Number)          Identification No.)

     4500 Park Granada
   Calabasas, California                                              91302
---------------------------                                         ----------
   (Address of Principal                                            (Zip Code)
    Executive Offices)

        Registrant's telephone number, including area code (818) 225-3240
                                                           ----- --------

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

Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 1998-3.

         In connection with the offering of the Asset-Backed Certificates, Series 1998-3, Prudential Securities Incorporated ("Prudential Securities"), as underwriter of the Offered Certificates, has prepared certain materials (the "Prudential Securities Computational Materials") for distribution to their potential investors. Similarly, Countrywide Securities Corporation ("CSC"), as underwriter of the Offered Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to their potential investors. Although the Company provided Prudential Securities and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Prudential Securities Computational Materials or the CSC Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Prudential Securities Computational Materials, which are listed as Exhibit 99.1 hereto, and the CSC Computational Materials, which are listed as Exhibit 99.2 hereto, are filed on Form SE dated November 20, 1998.


_______________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated October 26, 1998 and the prospectus supplement dated November 17, 1998, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 1998-3.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

               99.1 Prudential Securities  Computational Materials filed on Form
                    SE dated November 20, 1998.

               99.2 CSC Computational  Materials filed on Form SE dated November
                    20, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWABS, INC.



                                        By: /s/ David Walker
                                            ------------------------------------
                                              David Walker
                                              Vice President

Dated: November 20, 1998


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Exhibit Index
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Exhibit                                                                     Page
-------                                                                     ----

99.1      Prudential   Securities   Incorporated    Computational
          Materials filed on Form SE dated November 20, 1998.

99.2      Countrywide   Securities   Corporation    Computational
          Materials filed on Form SE dated November 20, 1998.